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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 Amendment No. 1

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2000

                        Commission File Number 000-27548


                          LIGHTPATH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                Delaware                                         86-0708398
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    (State or other jurisdiction of                            (I.R.S. Employer
     incorporation or organization)                          Identification No.)


     6820 Academy Parkway East, NE
       Albuquerque, New Mexico                                     87109
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(Address of principal executive offices)                         (Zip Code)


                                 (505) 342-1100
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              (Registrant's telephone number, including area code)

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                          LIGHTPATH TECHNOLOGIES, INC.
                                  FORM 8-K/A-1

     LightPath Technologies, Inc. hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 19, 2000 (the "Form 8-K") as set forth in the pages attached hereto:


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of the Businesses Acquired.

     The audited financial statements of Horizon Photonics, Inc. are attached as
     Exhibit 99.2.

     (b)  Pro Forma Financial Information.

     The unaudited pro forma consolidated financial statements of LightPath Technologies, Inc. are attached as Exhibit 99.3.

     (c)  Exhibits.

     Exhibit                    Description
     -------                    -----------

       23.1   Consent of Windes & McClaughry Accountancy Corporation         (1)
       99.1   Press release issued April 17, 2000                            (2)
       99.2   Financial statements of Horizon Photonics, Inc.                (1)
       99.3   Pro Forma financial statements of LightPath Technologies, Inc. (1)

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     (1)  Filed herewith.
     (2)  Filed on Form 8-K dated April 19, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.


                                        By: /s/ Donald Lawson       May 17, 2000
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                                            Donald Lawson
                                            CEO and President

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                                  EXHIBIT INDEX

Exhibit Number                      Description
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    23.1          Consent of Windes & McClaughry Accountancy Corporation

    99.2          Financial statements of Horizon Photonics, Inc.

    99.3          Pro Forma financial statements of LightPath Technologies, Inc.